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                                                                    EXHIBIT 32.1

                         CERTIFICATION OF ANNUAL REPORT

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, the undersigned officer of Renaissance Learning, Inc. (the "Company"), hereby certifies that, to the undersigned's knowledge:

     (1) the Company's Annual Report on Form 10-K/A for the year ended December 31, 2006 (the "Report") fully complies with the requirements of
          Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 8, 2007


                                        /s/ Terrance D. Paul
                                        ----------------------------------------
                                        Name: Terrance D. Paul
                                        Title: Chief Executive Officer

THIS WRITTEN STATEMENT ACCOMPANIES THIS REPORT PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 AND SHALL NOT BE DEEMED TO BE FILED BY THE COMPANY FOR PURPOSES OF THE SECURITES EXCHANGE ACT OF 1934.